CERTIFICATION PURSUANT TO
                               18 U.S.C. ss. 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report on Form 10-K for the year ended December 31, 2003 (the "Report") of Sun Bancorp, Inc. (the "Company") as filed with the Securities and Exchange Commission on the date hereof, we, Thomas A. Bracken, President and Chief Executive Officer, and Dan A. Chila, Executive Vice President, Chief Financial Officer, Treasurer and Secretary, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:  March 12, 2004


/s/Thomas A. Bracken                               /s/Dan A. Chila
-----------------------------------------          -----------------------------------------
Thomas A. Bracken                                  Dan A. Chila
President and Chief Executive Officer              Executive Vice President
                                                     and Chief Financial Officer
                                                   (Principal Financial and Accounting Officer)
